SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                                May 10, 1999
                     (Date of earliest event reported)


                     Johnstown America Industries, Inc.
           (Exact name of registrant as specified in its charter)


   Delaware                 0-21830                    25-1672791
(State or other            (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification No.)
 incorporation)


 980 North Michigan Avenue, Suite 1000,  Chicago, Illinois    60611
 (Address of principal executive offices)                    (Zip Code)


                                312-280-8844
            (Registrant's telephone number, including area code)



Item 5.     Other Events.

      The Company issued a press release on May 11, 1999, a copy of which is filed herewith as Exhibit 99.1.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      99.1  Press Release issued by Registrant on May 11, 1999.

      99.2 Share Purchase Agreement, dated as of May 10, 1999, between Registrant and Rabbit Hill Holdings, Inc.




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Johnstown America Industries, Inc.



Date:  May 12, 1999           By:   /s/ Kenneth M. Tallering
                                    ------------------------------------
                                    Kenneth M. Tallering
                                    Vice President, Secretary and
                                    General Counsel



                               EXHIBIT INDEX

Exhibit No.                         Exhibit                       Page

99.1              Press Release issued by Registrant                5
                  on May 11, 1999.

99.2              Share Purchase Agreement, dated as                8
                  of May 10, 1999, between Registrant
                  and Rabbit Hill Holdings, Inc.